UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A No. 1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : February 6, 1998

                             DHB Capital Group Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                             0-22429                 11-3129361
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

               11 Old Westbury Road, Old Westbury, New York 11568
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code : (516) 997-1155


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

This filing on Form 8-K/A No. 1 amends the Current Report on 8-K dated February 9, 1998 of DHB Capital Group Inc. (the "Company"). The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of such report on Form 8-K dated February 9, 1998 (the "Form 8-K"), as set forth below:

Item 7. Financial Statements and Exhibits.
Filed herewith are the following Financial Statements of the businesses acquired

                                                                                                      Page #
AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED SEPTEMBER 31, 1997

LANXIDE ELECTRONIC COMPONENTS INC
Independent Auditors' Report                                                                               2
Balance Sheet as of September 30, 1997                                                                     3
Statement of Operations for the year ended September 30, 1997                                              4
Statement of Stockholders' Equity for the year ended September 30, 1997                                    5
Statements of Cash Flows for the year ended September 30, 1997                                             6
Notes to the Financial Statements                                                                     7 - 10

LANXIDE  ARMOR PRODUCTS INC
Independent Auditors' Report                                                                              11
Balance Sheet as of September 30, 1997                                                                    12
Statement of Operations for the year ended September 30, 1997                                             13
Statement of Stockholders' Equity for the year ended September 30, 1997                                   14
Statements of Cash Flows for the year ended September 30,1997                                             15
Notes to the Financial Statements                                                                     16 -19

INTERIM FINANCIAL STATEMENTS FOR THE QUARTER ENDED DECEMBER 31, 1997

LANXIDE ELECTRONIC COMPONENTS INC
Balance Sheet as of December 31, 1997                                                                     20
Statement of Operations for the three months ended December 31, 1997                                      21
Statements of Cash Flows for the three months ended December 31,1997                                      22

LANXIDE  ARMOR PRODUCTS INC
Balance Sheet as of December 31, 1997                                                                     23
Statement of Operations for the three months ended December 31, 1997                                      24
Statement of Stockholders' Equity for the year ended September 30, 1997
Statements of Cash Flows for the year ended September 30, 1997
Statements of Cash Flows for the three months ended December 31, 1997                                     25

b)  Pro Forma Financial Information

PRO FORMA CONSOLIDATED DHB FINANCIAL STATEMENTS
Introduction to the unaudited pro forma financial statements                                              26
Unaudited pro forma Balance as of December 31, 1997                                                       27
Unaudited pro forma Income Statement for the year ended December 31, 1997                                 28

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly casued this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                 DHB Capital Group, Inc.
                                                 Registrant

Date:  April 22,1998                             /s/ David H. Brooks
                                                 -------------------
                                                 David H. Brooks, Chairman & CEO

INDEPENDENT AUDITORS' REPORT



The Board of Directors of
DHB Capital Group Inc.

We have audited the accompanying balance sheet of Lanxide Electronic Components Inc. as of September 30, 1997 and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lanxide Electronic Components Inc. as of September 30, 1997 and the results of its operations and its cash flows for the year ended September 30, 1997 in conformity with generally accepted accounting principles.



/s/Paritz and Company P.A.
--------------------------
Paritz and Company P.A.
Hackensack, New Jersey
April 21, 1998

                       LANXIDE ELECTRONIC COMPONENTS INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1997

                              ASSETS
CURRENT ASSETS
   Cash and cash equivalents .................................        $  131,667
   Accounts receivable .......................................           406,560
   Inventories ...............................................           683,521
   Prepaid expenses and other current assets .................            46,794
                                                                      ----------

                  Total Current Assets .......................         1,268,542
                                                                      ----------

    PROPERTY AND EQUIPMENT ...................................         1,376,713
                                                                      ----------


TOTAL ASSETS .................................................        $2,645,255
                                                                      ==========


                LIABILITIES AND STOCKHOLDERS' EQUITY


    CURRENT LIABILITIES

     Current maturities of long term debt ....................        $   30,730
     Due to factor ...........................................           220,750
     Accounts payable ........................................           411,852
     Accrued expenses and other current liabilities ..........           283,176
                                                                      ----------

                  Total Current Liabilities ..................           946,508
                                                                      ----------
  LONG TERM LIABILITIES

    Long term debt, net of current maturities ................           127,511
                                                                      ----------

                  Total Liabilities ..........................         1,074,019
                                                                      ----------

   STOCKHOLDERS' EQUITY ......................................         1,571,236
                                                                      ----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ................        $2,645,255
                                                                      ==========

                 See accompanying notes to financial statements.

                        LANXIDE ELECTRONCI COMPONENTS INC
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997



Net sales ...................................................       $ 4,715,037

Cost of sales ...............................................         4,187,820
                                                                    -----------

Gross Profit ................................................           527,217

Selling, general and administrative expenses ................         1,910,262
                                                                    -----------

Loss before other expenses ..................................        (1,383,045)

Other Expense ...............................................            (1,722)
                                                                    -----------

Net loss ....................................................       $(1,384,767)
                                                                    ===========



                See accompanying notes to financial statements.

                                             LANXIDE ELECTRONIC COMPONENTS INC.
                                             STATEMENTS OF STOCKHOLDERS' EQUITY
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1997






                     Number of                    Number of                 Additional
                     Preferred        Par          Common        Par         Paid - In       Accumulated
                       Shares        Value         Shares       Value         Capital          Deficit            Total
                       ------        -----         ------       -----         -------          -------            -----
Balance
Sept. 30, 1996          1,000        $ 10          90,000       $ 900       $20,688,808     $(19,122,342)       $1,567,376

Increase in
Paid-in capital                                                    1,388,627                          1,388,627

Net Loss  for
the year ended
Sept 30, 1997               -           -               -           -                 -       (1,384,767)       (1,384,767)
                        -----         ---          ------       -----       -----------     ------------        ----------

Balance
Sept  30, 1997          1,000         $10          90,000       $ 900       $22,077,435     $(20,507,109)       $1,571,236
                        =====         ===          ======       =====       ===========     =============       ==========


                 See accompanying notes to financial statements.

                       LANXIDE ELECTRONIC COMPONENTS, INC.
                            STATEMENTS OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

   Net Income (loss) ........................................       $(1,384,767)

   Adjustments to reconcile net income to net
     cash  provided  by  operating activities:
          Depreciation and amortization .....................           172,240
   Changes in assets and liabilities
   (Increase) Decrease in:
         Accounts receivable ................................           163,598
         Inventories ........................................          (164,037)
         Prepaid expenses and other current assets ..........           (33,989)
   Increase (decrease) in:
         Accounts payable ...................................           108,315
         Accrued expenses and other current liabilities .....           155,630
                                                                    -----------

Net cash used by operating activities .......................          (983,010)
                                                                    -----------

CASH FLOWS USED IN INVESTING ACTIVITIES

   Payments made for property and equipment .................          (510,914)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES

            Principal payments on long-term debt ............          (196,759)
            Net proceeds from sale of common stock ..........         1,606,000
                                                                    -----------

Net cash provided  by financing activities ..................         1,409,241
                                                                    -----------


NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS .............           (84,683)


CASH AND CASH EQUIVALENTS - BEGINNING .......................           216,350
                                                                    -----------


CASH AND CASH EQUIVALENTS - END .............................       $   131,667
                                                                    ===========

                 See accompanying notes to financial statements

                       LANXIDE ELECTRONIC COMPONENTS, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Business description

                  Lanxide   Electronic    Components   Inc.   ("LEC")   designs,
            manufactures and sells unique heavily patented thermal management, packaging and structural components for the electronics industry. LEC's current products are primarily based on silicon carbide / aluminum composites which provide a unique combination of desirable properties including, high thermal conductivity, low coefficient of thermal expansion, light weight and high stiffness.

            Uses of estimates in the preparation of financial statements

                  The  preparation  of financial  statements in conformity  with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

            Revenue recognition

                  Revenue  from  product  sales  is  recognized  at the time the product is shipped.

            Inventories

                  Inventories,  consisting of merchandise  purchased for resale, are valued at the lower of cost or market, determined on the first-in, first-out basis (replacement cost).

            Property, plant and equipment and depreciation

                  Property,  plant  and  equipment  are  stated  at cost.  Major additions, improvements, and renewals, which substantially increase the useful lives of assets, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred.

                  Depreciation  is provided  for both  financial  reporting  and income tax purposes using the straight-line and accelerated methods.

              Income taxes

                  LEC and its domestic parent file a consolidated Federal income tax return and separate state income tax returns.

Note 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

                  LEC accounts for deferred income taxes in accordance with SFAS
            Statement No. 109 which requires that deferred tax assets and liabilities be recognized for the future tax consequence attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In addition, SFAS No. 109 requires recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely that not that some portion of the deferred tax asset will not be realized.


            Impairment of long-lived assets

                  LEC  accounts  for the  impairment  of  long-lived  assets  in accordance with SFAS No. 121 which requires that long-lived assets and identifiable intangibles held and used by a company be reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Note 2      INVENTORIES

                  Inventories consist of the following:

                  Finished goods                     $       -
                  Work in process                      683,462
                  Raw materials and supplies                59
                                                     ---------
                                                     $ 683,521
                                                     =========

Note 3      PROPERTY, PLANT AND EQUIPMENT

                  A summary of property,  plant and  equipment and the estimated lives used in the computation of depreciation is as follows:

                                                                      Estimated
                                                         1997        useful life

             Machinery and equipment                   1,572,373     5-10 years

             Less accumulated depreciation and
             amortization                                195,660
                                                      ----------
                                                      $1,376,713
                                                      ==========

Note 4      DUE TO FACTOR

                  Pursuant to various agreements,  the Company sold and assigned certain accounts receivable to factors, and pays a factoring commission of approximately 10% of factored sales.

Note 5      LONG-TERM DEBT

               Long-term debt consists of the following:

                    Note payable in monthly installments of $3,446            158,241
                    inclusive  of  interest  at 9.45% per annum. This note
                    is collateralized by certain equipment originally
                    costing approximately $165,565.

                    Less Current Portion                                       30,730
                                                                             --------
                                                                             $127,511
                                                                             ========
                    Long-term debt matures as follows:
                                                              1998           $ 29,178
                                                              1999             32,058
                                                              2000             35,222
                                                              2001             31,053
                                                                             --------
                                                                             $127,511
                                                                             ========

Note 6      STOCKHOLDERS' EQUITY

            Common and preferred stock

                  LEC is  authorized  to issue  100,000  shares  of its $.01 par value Common Stock. In addition, LEC is authorized to issue 1,000 shares of Class A Preferred Stock.

            Stock option plan

                  The 1996 LEC Stock  Option  Plan was adopted by LEC's Board of
            Directors in July 1996. This plan provided for the issuance of incentive stock options and replaced a previous plan which only allowed for the issuance of non-qualified stock options. The combined Plans are underlied by 10,000 shares of LEC Common Stock. As of September 30, 1997, options to purchase 7,225 shares were outstanding.

Note 7      RELATED PARTY TRANSACTIONS

                  LEC was  part of a  consolidated  group  for  the  year  ended
            September 30, 1997. As such they had transactions in the normal course of business with the parent company, Lanxide Corporation. The parent company has a sub lease agreement with each of their commercial venture companies, including LEC. See Note 9. Also, the parent provides accounting, purchasing, payroll and human resource services to these ventures.

Note 8      RISKS AND UNCERTAINTIES

                  Approximately  80% of the  company's  sales for the year ended
            September 30, 1997 were made to two companies.


Note 9      COMMITMENTS AND CONTINGENCIES

            Leases

                  LEC  sub-leases a warehouse  and  manufacturing  facility from their parent company, which provides for annual rentals of $79,184 for 1997 expiring in March 2001. In addition, LEC must pay real estate taxes and certain operating expenses of this property.

Note 11     SUBSEQUENT EVENTS

                  On  October  3, 1997,  LEC  obtained a loan from the  Delaware
            Economic Development Authority commencing December 1, 1997 for five years bearing interest at 5.1% per annum with monthly installments of principal and interest of $4,729.27. Certain machinery and equipment are collaterized by this loan.

                  On February 9, 1998,  DHB Capital  Group  purchased the common stock LEC and its sister company Lanxide Armor Products Inc. (LAP) The purchase price for the two companies was approximately $4.8 million and was accounted for as a purchase by DHB Capital Group Inc. DHB Capital Group Inc. is a well capitalized holding company, which has two major divisions, DHB Armor Group and DHB Sports Group.

INDEPENDENT AUDITORS' REPORT



The Board of Directors of
DHB Capital Group Inc.

We have audited the accompanying balance sheet of Lanxide Armor Products Inc. as of September 30, 1997 and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lanxide Armor Products Inc. as of September 30, 1997 and the results of its operations and its cash flows for the year ended September 30, 1997 in conformity with generally accepted accounting principles.



/s/Paritz and Company P.A.
--------------------------
Paritz and Company P.A.
Hackensack, New Jersey
April 21, 1998

                           LANXIDE ARMOR PRODUCTS INC
                                  BALANCE SHEET
                               SEPTEMBER 30, 1997

                                     ASSETS
CURRENT ASSETS

   Cash and cash equivalents ..................................       $   19,504
   Accounts receivable ........................................          240,340
   Inventories ................................................          922,871
   Prepaid expenses and other current assets ..................              118
                                                                      ----------

                  Total Current Assets ........................        1,182,833

    PROPERTY AND EQUIPMENT ....................................        4,764,960

    OTHER ASSETS ..............................................           12,622
                                                                      ----------

         TOTAL ASSETS .........................................       $5,960,415
                                                                      ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES

     Due to factor ............................................       $   33,834
     Accounts payable .........................................          320,327
     Accrued expenses and other current liabilities ...........          195,644
     Deferred revenue .........................................           58,000
                                                                      ----------

                  Total Current Liabilities ...................          607,805
                                                                      ----------

  LONG TERM LIABILITIES
    Deferred Compensation .....................................           20,099
                                                                      ----------

                  Total Liabilities ...........................          627,904
                                                                      ----------

   STOCKHOLDERS' EQUITY .......................................        5,332,511
                                                                      ----------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .................       $5,960,415
                                                                      ==========

                 See accompanying notes to financial statements.


                           LANXIDE ARMOR PRODUCTS INC.
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997


            Net sales ..........................................     $ 1,447,768

            Cost of sales ......................................       2,406,934
                                                                     -----------

            Gross Profit .......................................        (959,166)

            Selling, general and administrative expenses .......       1,367,115
                                                                     -----------

            Loss before other income (expense) .................      (2,326,281)

            Other income .......................................          75,589
                                                                     -----------

            Net loss  ..........................................     $(2,250,692)
                                                                     ===========



                                        LANXIDE ARMOR PRODUCTS INC.
                              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                   FOR THE YEAR ENDED SEPTEMBER 30, 1997




                                  Number of                 Additional
                                    Common       Par         Paid-in        Accumulated
                                    Shares       Value        Capital          Deficit            Total
                                    ------       -----        -------          -------            -----
Balance Sept  31, 1996               1,000        $10      $38,812,268     $(32,195,369)       $6,616,909

                                         -          -          966,294                -           966,294

Net Loss for the year
ended Sept 30, 1997                      -          -                -       (2,250,692)       (2,250,692)
                                     -----        ---      -----------     ------------        ----------


Balance Sept  30, 1997               1,000        $10      $39,778,562     $(34,446,061)       $5,332,511
                                     =====        ===      ===========     =============       ==========


                 See accompanying notes to financial statements.

                          LANXIDE ARMOR PRODUCTS, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

   Net Income (loss) ........................................       $(2,250,692)

   Adjustments  to  reconcile  net  income  to net
    cash  provided  by  operating activities:
          Depreciation and amortization .....................           589,081
   Changes in assets and liabilities
   (Increase) Decrease in:
         Accounts receivable ................................           927,337
         Inventories ........................................          (323,888)
         Prepaid expenses and other current assets ..........            34,102
         Other assets .......................................               131
   Increase (decrease) in:
         Accounts payable ...................................            (8,717)
         Accrued expenses and other current liabilities .....           (97,993)
         Deferred revenue ...................................            58,000
         Deferred compensation ..............................             2,224
                                                                    -----------
Net cash used by operating activities .......................        (1,070,415)
                                                                    -----------

CASH FLOWS USED IN INVESTING ACTIVITIES
   Payments made for property and equipment .................          (173,834)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES

             Net proceeds on long-term debt .................            33,834
             Net proceeds from sale of common stock .........           967,166
                                                                    -----------
Net cash provided  by financing activities ..................         1,001,000
                                                                    -----------


NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS .............          (243,249)

CASH AND CASH EQUIVALENTS - BEGINNING .......................           262,753
                                                                    -----------

CASH AND CASH EQUIVALENTS - END .............................       $    19,504
                                                                    ===========


                 See accompanying notes to financial statements

                           LAXIDE ARMOR PRODUCTS, INC.
                          NOTES TO FINANCIAL STATEMENTS

Note 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Business description

                  Lanxide  Armor   Products  Inc.   ("LAP")   develops,   tests,
            manufactures, and distributes composite hard armor systems. LAP's composite hard armor systems are based on patented and highly proprietary ceramic / metal composite systems.

            Uses of estimates in the preparation of financial statements

                  The  preparation  of financial  statements in conformity  with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net revenue and expenses during each reporting period. Actual results could differ from those estimates.

            Revenue recognition

                  Revenue  from  product  sales  is  recognized  at the time the product is shipped.

            Inventories

                  Inventories,  consisting of merchandise  purchased for resale, are valued at the lower of cost or market, determined on the first-in, first-out basis (replacement cost).

            Property, plant and equipment and depreciation

                  Property,  plant  and  equipment  are  stated  at cost.  Major additions, improvements, and renewals, which substantially increase the useful lives of assets, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred.

                  Depreciation  is provided  for both  financial  reporting  and income tax purposes using the straight-line and accelerated methods.

            Income taxes

                  LAP and its domestic parent file a consolidated Federal income tax return and separate state income tax returns.

Note 1        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

              Income taxes

                      LAP accounts for deferred  income taxes in accordance with
              SFAS Statement No. 109 which requires that deferred tax assets and liabilities be recognized for the future tax consequence attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In addition, SFAS No. 109 requires recognition of future tax benefits, such as net operating loss carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely that not that some portion of the deferred tax asset will not be realized.

              Impairment of long-lived assets

                      LAP accounts for the  impairment of  long-lived  assets in accordance with SFAS No. 121 which requires that long-lived assets and identifiable intangibles held and used by a company be reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Note 2        INVENTORIES

                  Inventories consist of the following:

                  Finished goods                     $  225,947
                  Work in process                       555,178
                  Raw materials and supplies            141,746
                                                     ----------
                                                     $  922,871
                                                     ==========
Note 3    PROPERTY, PLANT AND EQUIPMENT

                  A summary of property,  plant and  equipment and the estimated lives  used  in  the  computation  of  depreciation  is as  follows:
            Estimated 1997 useful life

             Machinery and equipment                  4,048,703    5-10 years
             Leasehold improvements                   1,489,872    5-31.5 years
                                                     ----------
                                                      5,538,575
             Less accumulated depreciation and
             amortization                               773,615
                                                     ----------
                                                     $4,764,960
                                                     ==========
Note 4      DEFERRED COMPENSATION PLAN

                  During the period  June 1993 to May 1994,  the Parent  Company implemented a Deferred Compensation plan whereby a portion of a specific employees' compensation was deferred. Payment was to be in cash or common Stock at a rate of $13 per share at the option of the employees. There were no contributions made during the year ended September 30, 1997.

Note 5      STOCKHOLDERS' EQUITY

            Common stock

                  LAP is  authorized to issue 1,000 shares of its $.01 par value
            Common Stock.

            Stock option plan

                  The 1995 LAP Stock  Option  Plan was adopted by LAP's Board of
            Directors in November 1995 for the benefit of LAP's employees. The Plan is underlied by shares of Lanxide Corporation (the parent) Common Stock. On July 3, 1997, LAP's Board of Directors amended the Stock Option Plan by increasing the number of shares authorized for grant from 22,760 to 44,191. As of September 30, 1997, options to purchase 7,225 shares were outstanding.

Note 6      RELATED PARTY TRANSACTIONS

                  LAP was  part of a  consolidated  group  for  the  year  ended
            September 30, 1997. As such they had transactions in the normal course of business with the parent company, Lanxide Corporation. The parent company has a sub lease agreement with each of their commercial venture companies, including LAP. See note 8. Also, the parent provides accounting, purchasing, payroll and human resource services to these ventures.

Note 7      RISKS AND UNCERTAINTIES

                  Approximately  75% of LAP's sales for the year ended September
            30, 1997 were made to two companies.

                  Certain  factors  relating  to the  industries  in  which  LAP operates and the Company's business should be carefully considered. All of the products sold by LAP are used in situations which could result in serious personal injuries or death, whether on account of the failure of such products, or otherwise. Although LAP maintains substantial amounts of insurance coverage to cover such risks, there is no assurance that these amounts would be sufficient to cover the payment of any potential claims. In addition, there is no assurance that this or any other insurance coverage will remain available or, if available, that LAP would be able to obtain such insurance at a reasonable cost. The inability to obtain such insurance coverage would prohibit LAP from bidding for certain orders for bullet resistant products from certain governmental customers.

Note 8      COMMITMENTS AND CONTINGENCIES

            Leases

                      LAP sub-leases a warehouse and manufacturing facility from their parent company, which provides for annual rentals of $338,125 for 1997 expiring in March 2001. In addition, LEC must pay real estate taxes and certain operating expenses of this property.

Note 10       SUBSEQUENT EVENTS

          On February 9, 1998, DHB Capital Group purchased the common stock LAP and its sister company Lanxide Electronic Components Inc. (LEC) The purchase price was approximately $4.8 million and was accounted for as a purchase by DHB Capital Group Inc. DHB Capital Group Inc. is a well capitalized holding company which has two major divisions, DHB Armor Group and DHB Sports Group.

                          LANXIDE ELECTRONIC COMPONENTS
                             UNAUDITED BALANCE SHEET
                                DECEMBER 31, 1997

                          ASSETS
CURRENT ASSETS
   Cash and cash equivalents ...............................       $    254,740
   Accounts receivable .....................................            706,743
   Inventories .............................................            595,932
   Prepaid expenses and other current assets ...............             37,835
                                                                   ------------
                  Total Current Assets .....................          1,595,250
                                                                   ------------

    PROPERTY AND EQUIPMENT .................................          1,826,205
                                                                   ------------

TOTAL ASSETS ...............................................       $  3,421,455
                                                                   ============

               LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
      Current maturities of long term debt .................       $     70,730
      Due to factor ........................................            392,361
     Accounts payable ......................................            639,221
     Accrued expenses and other current liabilities ........            196,956
                                                                   ------------
                  Total Current Liabilities ................          1,299,268
                                                                   ------------

  LONG TERM LIABILITIES

    Long term debt, net of current maturities ..............            326,238
                                                                   ------------

                  Total Liabilities ........................          1,625,506
                                                                   ------------

   STOCKHOLDERS' EQUITY
     Common stock ..........................................                900
      Preferred stock ......................................                 10
      Additional paid-in capital ...........................         22,584,909
      Accumulated Deficit ..................................        (20,789,870)
                                                                   ------------
                  Total stockholders' equity ...............          1,795,949
                                                                   ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..............       $  3,421,455
                                                                   ============

                        LANXIDE ELECTRONIC COMPONENTS INC
                  UNAUDITED STATEMENTS OF OPERATIONS AND EQUITY
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1997



Net sales ..................................................       $  1,662,853

Cost of sales ..............................................          1,347,310
                                                                   ------------

Gross Profit ...............................................            315,543

Selling, general and administrative expenses ...............            576,046
                                                                   ------------

Loss before other income (expense) .........................           (260,503)

Other Expense...............................................            (22,258)
                                                                   ------------

Net loss ...................................................       $   (282,761)

Accumulated deficit - beginning ............................        (20,507,109)
                                                                   ------------

Accumulated deficit - ending ...............................       $(20,789,870)
                                                                   ============



                       LANXIDE ELECTRONIC COMPONENTS, INC.
                        UNAUDITED STATEMENT OF CASH FLOWS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss ...................................................       $(282,761)

   Adjustments to reconcile netincome to net
     cash  provided  by  operating activities:
          Depreciation and amortization .......................          50,340
   Changes in assets and liabilities
   (Increase) Decrease in:
         Accounts receivable ..................................        (300,183)
         Inventories ..........................................          87,589
         Prepaid expenses and other current assets ............           8,959
   Increase (decrease) in:
         Accounts payable .....................................         227,369
         Accrued expenses and other current liabilities .......         (86,220)
                                                                      ---------

Net cash used by operating activities .........................        (294,907)
                                                                      ---------

CASH FLOWS USED IN INVESTING ACTIVITIES

   Payments made for property and equipment ...................        (499,832)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES

            Principal payments on long-term debt ..............         410,338
            Net proceeds from sale of common stock ............         507,474
                                                                      ---------

Net cash provided  by financing activities ....................         917,812
                                                                      ---------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS ...............         123,073


CASH AND CASH EQUIVALENTS - BEGINNING .........................         131,667
                                                                      ---------

CASH AND CASH EQUIVALENTS - END ...............................       $ 254,740
                                                                      =========


                           LANXIDE ARMOR PRODUCTS INC
                             UNAUDITED BALANCE SHEET
                                DECEMBER 31, 1997

                                 ASSETS
CURRENT ASSETS
   Cash and cash equivalents ................................      $    152,390
   Accounts receivable ......................................           287,728
   Inventories ..............................................           925,211
                                                                   ------------
   Total Current Assets .....................................         1,365,329

    PROPERTY AND EQUIPMENT ..................................         4,680,943

    OTHER ASSETS ............................................            12,622
                                                                   ------------

         TOTAL ASSETS .......................................      $  6,058,894
                                                                   ============

                    LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
      Current maturities of long term debt ..................      $     10,619
     Accounts payable .......................................           422,769
     Accrued expenses and other current liabilities .........           178,734
                                                                   ------------
                  Total Current Liabilities .................           612,122
                                                                   ------------

  LONG TERM LIABILITIES
    Long term debt, net of current maturities ...............            20,607
                                                                   ------------

                  Total Liabilities .........................           632,729
                                                                   ------------

   STOCKHOLDERS' EQUITY
      Common stock ..........................................                10
      Additional paid-in capital ............................        40,646,637
      Accumulated Deficit ...................................       (35,220,482)
                                                                   ------------
                  Total stockholders' equity ................         5,426,165
                                                                   ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...............      $  6,058,894
                                                                   ============

                           LANXIDE ARMOR PRODUCTS INC.
                  UNAUDITED STATEMENTS OF OPERATIONS AND EQUITY
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1997


Net sales ..................................................       $    850,890

Cost of sales ..............................................            830,004
                                                                   ------------

Gross Profit ...............................................             20,886

Selling, general and administrative expenses ...............            366,716
                                                                   ------------

Loss before other income (expense) .........................           (345,830)

Other income ...............................................             17,224
                                                                   ------------

Net loss ...................................................           (328,606)

Accumulated deficit - beginning ............................        (34,446,061)
                                                                   ------------

Accumulated deficit - ending ...............................       $(34,774,667)
                                                                   ============



                          LANXIDE ARMOR PRODUCTS, INC.
                        UNAUDITED STATEMENT OF CASH FLOWS
                  FOR THE THREE MONTHS ENDED DECEMBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss ...................................................       $(328,606)

   Adjustments to reconcile net income to net
    cash  provided  by  operating activities:
          Depreciation and amortization .......................          84,017
   Changes in assets and liabilities
   (Increase) Decrease in:
         Accounts receivable ..................................         (47,388)
         Inventories ..........................................          (2,340)
         Prepaid expenses and other current assets ............             118
   Increase (decrease) in:
         Accounts payable .....................................         102,442
         Accrued expenses and other current liabilities .......         (16,910)
         Deferred Revenue .....................................         (58,000)
         Deferred Compensation ................................             508
                                                                      ---------

Net cash used by operating activities .........................        (266,159)
                                                                      ---------

CASH FLOWS USED IN INVESTING ACTIVITIES

CASH FLOWS FROM FINANCING ACTIVITIES

             Net proceeds on long-term debt ...................         (23,215)
             Net proceeds from sale of common stock ...........         422,260
                                                                      ---------

Net cash provided  by financing activities ....................         399,045
                                                                      ---------

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS ...............         132,886


CASH AND CASH EQUIVALENTS - BEGINNING .........................          19,504
                                                                      ---------

CASH AND CASH EQUIVALENTS - END ...............................       $ 152,390
                                                                      =========


                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  INTRODUCTION

         The unaudited pro forma data presented in the unaudited pro forma combined financial statements are included in order to illustrate the effect on the Company's financial statements of the transactions described below. The pro forma information is based on the historical financial statements of the Companies.

         The unaudited pro forma combined balance sheet data as of December 31, 1997 gives effect to the acquisition of Lanxide Electronic Components Inc. and Lanxide Armor Products Inc. The adjustments are presented as if, at such date, the Company had acquired Lanxide Electronic Components Inc. and Lanxide Armor Products Inc. (which was finalized during the first quarter 1998).

         The unaudited pro forma combined statement of operations data for the year ended December 31, 1997 and present adjustments for these two combinations. All adjustments are presented as if, these transactions were consummated as of January 1, 1997.

         In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

         The unaudited pro forma combined financial statements should be read in conjunction with the Company's Consolidated Financial Statements and the Notes thereto, and the Financial Statements and the Notes thereto of Lanxide Electronic Components Inc. and Lanxide Armor Products Inc. The pro forma combined statement of income (loss) data are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of the Company's future results.

                                           DHB CAPITAL GROUP INC AND SUBSIDIARIES
                                                 UNAUDITED PRO FORMA BALANCE
                                                      DECEMBER 31, 1997

                                                    Lanxide             Lanxide
                              DHB Capital        Electronics             Armor                                 Pro Forma
                             Group Audited        Unaudited            Unaudited                             Consolidated
                                12-31-97           12-31-97            12-31-97         Adjustments              12-31-97
                                --------           --------            --------         -----------              --------
                                                                        ASSETS
Current Assets
                                                                                       1  7,000,000
 Cash                         $    884,000         $  254,000         $  152,000       2 (4,800,000)            $ 3,490,000
 Marketable Securities           1,704,000                                     -                                  1,704,000
 Accounts Receivable             6,285,000            707,000            288,000                                  7,280,000
  Inventories                   12,543,000            596,000            925,000                                 14,064,000
  Prepaid & Other                  727,000             38,000                  -                  -                 765,000
                              ------------         ----------         ----------       ------------             -----------
     Total current assets       22,143,000          1,595,000          1,365,000          2,200,000              27,303,000
                              ------------         ----------         ----------       ------------             -----------

Property & Equipment             2,374,000          1,826,000          4,681,000                                  8,881,000
                              ------------         ----------         ----------       ------------             -----------
Other Assets
 Intangibles                       588,000                  -                  -       2 (2,422,000)             (1,834,000)
 Investment in non-
  marketable securities          1,689,000                  -                  -                                  1,689,000
 Deferred taxes                    455,000                  -                  -                                    455,000
 Deposit & other                   426,000                  -             13,000                  -                 439,000
                              ------------         ----------         ----------       ------------             -----------

     Total Other assets          3,158,000                  -             13,000         (2,422,000)                749,000
                              ------------         ----------         ----------       ------------             -----------

TOTAL ASSETS                  $ 27,675,000        $ 3,421,000         $6,059,000       $   (222,000)            $36,933,000
                              ============        ===========         ==========       ============            ===========

                                           DHB CAPITAL GROUP INC AND SUBSIDIARIES
                                                 UNAUDITED PRO FORMA BALANCE
                                                      DECEMBER 31, 1997

                                                    Lanxide             Lanxide
                              DHB Capital        Electronics             Armor                                 Pro Forma
                             Group Audited        Unaudited            Unaudited                             Consolidated
                                12-31-97           12-31-97            12-31-97         Adjustments              12-31-97
                                --------           --------            --------         -----------              --------
                                                                        ASSETS

Current Liabilities
Note Payable                  $  2,675,000        $         -         $        -                                $ 2,675,000
Current Maturities                  65,000            463,000             10,000                                    538,000
Accounts Payable                 5,073,000            639,000            423,000                                  6,135,000
Accrued expenses                   709,000            197,000            179,000                                  1,085,000
                              ------------         ----------         ----------                                -----------
   Total current                 8,522,000          1,299,000            612,000                                 10,433,000


Long-term liabilities
 Long term debt                    111,000            326,000             21,000                                    458,000
 Notes to Shareholder            1,300,000                  -                  -        1 7,000,000               8,300,000
                              ------------         ----------         ----------        -----------             -----------
   Total long-term               1,411,000            326,000             21,000          7,000,000               8,758,000
                              ------------         ----------         ----------        -----------             -----------

Total Liabilities                9,933,000          1,625,000            633,000          7,000,000              19,191,000
                              ------------         ----------         ----------        -----------             -----------

Stockholders Equity             17,742,000          1,796,000          5,426,000                  -              24,964,000
                              ------------         ----------         ----------        -----------             -----------
TOTAL LIABILITIES &
EQUITY                        $ 27,675,000        $ 3,421,000        $ 6,059,000        $   222,000             $36,933,000
                              ============        ===========        ===========        ===========             ===========

                                        DHB CAPITAL GROUP INC AND SUBSIDIARIES
                                     UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                         FOR THE YEAR ENDED DECEMBER 31, 1997



                                              Lanxide
                         DHB Capital        Electronics         Lanxide Armor                            Pro Forma
                       Group Audited           Audited             Audited                              Consolidated
                          12-31-97            09-30-97             09-30-97          Adjustments           12-31-97
                         -----------          ----------          ----------        ------------         -----------
                                                                                    3-  (613,250)
                                                                                    2-   168,758
Net Sales                $33,271,607          $4,715,037          $1,447,768        1-   872,164         $39,862,084


                                                                                    3-  (613,250)
                                                                                    2-   250,156
Cost of Sales             22,153,925           4,187,820           2,406,934        1-   585,778          28,971,363
                         -----------          ----------          ----------        ------------         -----------


  Gross Profit            11,117,682             527,217            (959,166)            204,988          10,890,721

Selling, General                                                                    2-   (61,874)
& administrative           9,641,655           1,910,262           1,367,115        1-   121,817          12,978,975
                         -----------          ----------          ----------        ------------         -----------

Operating
Income (Loss)              1,476,027         (1,383,045)          (2,326,281)            145,045          (2,088,254)

                                                                                    2-    13,316
Other Income (Expense)       461,372             (1,722)              75,589        1-   (23,848)            524,707
                         -----------          ----------          ----------        ------------         -----------

Income  (Loss)
before                     1,937,399         (1,384,767)          (2,250,692)            134,513         (1,563,547)
Taxes

Income Taxes                 396,509                  -                   -                   -              396,509
                         -----------          ----------          ----------        ------------         -----------


Net Income (Loss)         $1,540,890         $(1,384,767)        $(2,250,692)            134,513         $(1,960,056)
                          ==========         ===========         ===========        ============         ===========


1 - To record the adjustment to change LEC from a 9/30 year end to a 12/31/97 year end

2- To record the adjustment to change LAP from a 9/30 year end to a 12/31/97 year end

3-   To eliminate intercompany sales from LAP to a DHB subsidiary